Long-Term Debt	12 Months Ended
Dec. 31, 2013
Long-Term Debt
Long-Term Debt

6. Long-Term Debt

        The Company entered into two credit agreements dated December 31, 2009, with Wells Fargo Bank N.A, the Senior Secured Revolving Credit Facility (the "Revolver") and the Second Lien Term Loan (the "Term Loan") which were subsequently amended on November 18, 2011, November 5, 2012, December 20, 2012, June 12, 2013, December 18, 2013 and January 29, 2014. In connection with the November 2012 amendment, the maturity date of the Revolver was extended to November 5, 2017 and the maturity date of the Term loan was extended to May 5, 2018. In connection with the June 2013 amendment, the borrowing base on the Revolver was increased to $500.0 million and subsequently increased to $575.0 million on December 18, 2013 in conjunction with the Sabine acquisition. The Company's oil and gas properties are pledged as collateral against these credit agreements.

        Terms of the Revolver require the Company to pay interest on the loan on the earlier of the London InterBank Offered Rate (LIBOR) tranche maturity date or three months, with the entire principal and interest due on the loan maturity date. Borrowings may be drawn on the principal amount up to the maximum available credit amount. Interest on the Revolver is calculated at a base rate (LIBOR or prime), plus a margin of 0.50% to 2.50% based on the actual amount borrowed compared to the borrowing base amount and the base rate selected. For the year ended December 31, 2013, the average interest rate under the Revolver was 3.01% on an average outstanding balance of $384.9 million. For the year ended December 31, 2012, the average interest rate under the Revolver was 3.30% on an average outstanding balance of $306.8 million.

        Terms of the Term Loan require the Company to pay interest on the loan every three months with the principal and interest due on the loan maturity date of May 5, 2018. Interest on the Term Loan is calculated at a base rate (LIBOR, prime, or federal funds), plus a margin of 6% to 7% based on the base rate selected. As of December 31, 2013, the average interest rate was 9.19% on an average outstanding balance of $160.0 million. As of December 31, 2012, the average interest rate was 9.16% on an average outstanding balance of $121.3 million.

        Total interest and commitment fees under the two facilities were $27.0 million, $21.2 million and $18.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

        In connection with the IPO, the Company used the net proceeds to repay outstanding borrowings under the Revolver of $167.0 million.

        The Revolver and Term Loans are categorized as Level 3 in the valuation hierarchy as the debt is not publicly traded and no observable market exists to determine the fair value; however, the carrying value of the Revolver and Term Loans approximate fair value, as they are subject to short-term floating interest rates that approximate the rates available to the Company for those periods.

        The Revolver and Term Loans include covenants that require, among other things, restrictions on asset sales, distributions to members, and additional indebtedness, and the maintenance of certain financial ratios, including leverage, proven reserves to debt, and current ratio. The Company was in compliance with these covenants at December 31, 2013.